Trinity Industries, Inc. Investor Presentation October 2015 Investor Contact: TrinityInvestorRelations@trin.net Website: www.trin.net Exhibit 99.1

A Premiere Diversified Industrial Company Trinity Industries, Inc. This presentation contains “forward looking statements” as defined by the Private Securities Litigation Reform Act of 1995 and includes statements as to expectations, beliefs and future financial performance, or assumptions underlying or concerning matters herein. These statements that are not historical facts are forward looking. Readers are directed to Trinity’s Form 10-K and other SEC filings for a description of certain of the business issues and risks, a change in any of which could cause actual results or outcomes to differ materially from those expressed in the forward looking statements. Any forward looking statement speaks only as of the date on which such statement is made. Trinity undertakes no obligation to update any forward looking statement or statements to reflect events or circumstances after the date on which such statement is made. 2 Forward Looking Statements

A Premiere Diversified Industrial Company Trinity Industries, Inc. Agenda I. Overview II. Key Investment Considerations III. Strategy and Vision IV. Financial Highlights V. Appendix 3

A Premiere Diversified Industrial Company Trinity Industries, Inc. • Trinity Industries, Inc. is a diversified industrial company that owns a variety of market-leading businesses providing products and services to the energy, transportation, chemical, and construction sectors • Trinity operates through five business segments: • Rail Group • Railcar Leasing and Management Services Group (“Leasing”) • Inland Barge Group • Construction Products Group (“CPG”) • Energy Equipment Group (“EEG”) • The Company serves its customers through manufacturing facilities located in the United States, Mexico, and Canada and had approximately 22,070 employees at the end of 2014 • Total Revenue and EBITDA for the LTM 09/15 was $6.51 billion and $1.64 billion, respectively 4 I. Trinity Industries, Inc. Overview External Revenue by Business Group(1) All share and per share information has been retroactively adjusted to reflect the 2-for-1 stock split effective in June 2014. All Footnotes throughout the presentation are listed on Slide 23. ($mm) (2) Rev e n u e E P S

A Premiere Diversified Industrial Company Trinity Industries, Inc. 5 II. Key Investment Considerations Leading Market Positions Diversified Portfolio of Businesses Flexible and Cost- Effective Manufacturing Seasoned Performers Enrichment Value Focused

A Premiere Diversified Industrial Company Trinity Industries, Inc. Rail Group  Leading manufacturer of railcars  Leading manufacturer of railcar axles  Leading manufacturer of railcar coupling devices Railcar Leasing and Management Services Group  Leading provider of railcar leasing and management services Inland Barge Group  Leading manufacturer of inland barges and fiberglass barge covers in the United States Construction Products Group  Leading full-line manufacturer of highway guardrail and crash cushions in the United States  Leading producer and distributor of lightweight and natural aggregates in the western and southwestern United States Energy Equipment Group  Leading manufacturer of structural wind towers  Leading manufacturer of storage and distribution containers and tank heads for pressure and non- pressure vessels  Leading manufacturer of steel structures for electricity transmission and distribution 6 Leading Market Positions in North America

A Premiere Diversified Industrial Company Trinity Industries, Inc. 7 Diversified Portfolio of Businesses PRESENT (LTM 09/15) MEASUREABLE PROGRESS Total Revenues = $6.5 B PAST (FY 2000) Total Revenues = $2.7 B Our diversified portfolio of businesses is generating a higher level of EPS on a comparable level of deliveries compared to various points in the railcar cycle All Footnotes throughout the presentation are listed on Slide 23. Operating Profit (1) (2) (2) Revenue Revenue (2) (2) Operating Profit (1) (3)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 8 Flexible and Cost-Effective Manufacturing In recent years, Trinity has invested in its manufacturing footprint to establish “multi-purpose” facilities, enhancing its flexible manufacturing footprint. Flexibility Cost-Effective Trinity's manufacturing flexibility across product and business segments enhances our ability to opportunistically respond to changes in market demand Trinity’s manufacturing scale, vertical integration, and presence in the Southern U.S. and Mexico provides cost effective benefits across multiple business segments

A Premiere Diversified Industrial Company Trinity Industries, Inc. 9 Enrichment Value Focused Ex te rn al R ep o rt in g G rou p s Ope ra tio n al F ocu s A re as Rail Leasing Construction Energy Inland Barge Customer Sharing Internal Component Sourcing Shared Best Manufacturing Practices Facility Optimization Centralized Cost Savings Trinity focuses on collaboration across business segments… …generating synergies that enrich value and ultimately provide competitive benefits

A Premiere Diversified Industrial Company Trinity Industries, Inc.  Incorporated in 1933 with a strong corporate culture and commitment to Company values  Seasoned management team knows how to assess the market, proactively plan for cycles and address changes in economic conditions  Cost-effective and flexible manufacturing footprint in the Southern United States and Mexico is a competitive advantage for many of our product lines  Significant liquidity position of approximately $1.89 billion and a strong balance sheet at quarter end September 30, 2015  Track record of maintaining a healthy liquidity position across the business cycle; “investment-grade” credit ratings from two of the three principal rating agencies  S&P – Rating of “BBB-” with an Outlook of “Stable”  Fitch – Rating of “BBB-” with an Outlook of “Stable”  Moody’s – Rating of “Ba1” with an Outlook of “Stable” 10 Seasoned Performer Across Market Conditions

A Premiere Diversified Industrial Company Trinity Industries, Inc. 11 III. Strategy and Vision: Operational Strategically Grow the Lease Fleet Selectively Build our Backlogs Diversify Through Organic Growth Acquire Complementary Product Portfolios Be a premier, diversified industrial company that generates superior earnings and returns for shareholders Maximize Manufacturing Efficiency

A Premiere Diversified Industrial Company Trinity Industries, Inc. 12 Strategy and Vision: Financial Maintain a conservative and liquid balance sheet to be attractively positioned to capitalize on opportunities Working Capital Capital Expenditures Acquisitions Shareholder Distributions Cash and Cash Equivalents $678 Corporate Revolver Availability 508 Warehouse Availability 708 Total Available Liquidity $1,894 mm Balance Sheet Debt ~ $3.3 B (1) Available Liquidity ~ $1.9 B Equity ~ $3.9 B Recourse Debt Senior Notes (1) $400 Convertible Subordinated Notes(1) 450 Capital Leasing Obligations 37 Total Recourse $887 mm Non-Recourse Leasing Debt(2) Warehouse Facility $292 Long-term Financings: Wholly-Owned 690 Partially-Owned 1,464 Total Non-Recourse Leasing $2,446 mm As of 9/30/15 All Footnotes throughout the presentation are listed on Slide 23.

A Premiere Diversified Industrial Company Trinity Industries, Inc. 13 IV. Financial Highlights Trinity’s EPS Summary FY 2008 – LTM 09/15(3) LTM as of September 30, 2015(1):  Revenues increased 13% to $6.51 billion from $5.76 billion  Operating profit increased 15% to $1.21 billion from $1.05 billion (2)  EBITDA increased 15% to $1.64 billion from $1.43 billion  Earnings per common diluted share increased 14% to $4.63 from $4.06 per diluted share Trinity’s EBITDA Summary FY 2008 – LTM 09/15(6) All Footnotes throughout the presentation are listed on Slide 23. (4) (5)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 14 Guidance and Outlook (As of October 23, 2015) Rail Group Revenues ~ $4.4 - 4.5 billion in FY 2015 OP Margin ~ Approximately 20% in FY 2015 Shipments ~ 33,750 - 34,500 in FY 2015 Leasing Group Revenues from Operations ~ $685 - 705mm in FY 2015 OP from Operations ~ $320 - 330mm in FY 2015 Revenue Eliminations ~ $400 - 430mm in Q4 2015 OP Elimination Impact ~ $90 - 110mm in Q4 2015 Net Lease Fleet Additions ~ $280 - 480mm in FY 2015 Inland Barge Group Revenues ~ $640 - 655mm in FY 2015 OP Margin ~ 18% - 18.5% in FY 2015 Construction Products Group Revenues ~ $520 - 545mm in FY 2015 Operating Profit ~ $52 - 57mm in FY 2015 Energy Equipment Group Revenues ~ $1.12 - 1.15 billion in FY 2015 OP Margin ~ 13% - 13.5% in FY 2015 Total Company EPS ~ $4.65- 4.90 in FY 2015 Manufacturing and Corporate Capital Expenditures ~ $200 - 240mm in FY 2015 Elimination Impact of Net Income Attributable to Noncontrolling Interest ~ $30 - 35mm in FY 2015 Any forward-looking statements made by the Company speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise.

A Premiere Diversified Industrial Company Trinity Industries, Inc. 15 Appendix: Operating Business Summaries

A Premiere Diversified Industrial Company Trinity Industries, Inc. 16 Rail Group Business Conditions/Demand Outlook Market Positioning Current Performance(4) Rail Group Revenues and OP Margin (1)  Leading manufacturer of railcars, railcar axles, and coupling devices in North America  Broadest product offering for railcar manufacturing in North America  Networking of customers between railcar sales and railcar leasing  Focus on new and advanced engineering designs  Centralized sourcing provides cost savings  Streamlined manufacturing efficiencies  Trinity delivered 33,920 railcars representing 42% of industry shipments during LTM 09/15; Trinity received orders for 37,460 railcars representing 47% of the industry total during LTM 09/15  Trinity’s order backlog was 55,265 railcars representing 45% of industry backlog as of 09/15 and includes a broad mix of railcar types across many industrial sectors  Trinity’s industry-leading $6.25 billion order backlog extends into 2020 and provides a solid base of production for planning purposes in 2016 and 2017. As of 9/30/15, more than 23,000 railcars in our backlog planned for delivery in 2016. All Footnotes throughout the presentation are listed on Slide 23. (2)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 17 Railcar Leasing & Management Services Group Business Conditions/Demand Outlook Market Positioning Current Performance  Leading provider of comprehensive railcar leasing and management services  Marketed with railcar sales activities as TrinityRail®  Provider of operating leases offering ‘one stop shopping’ for TrinityRail shipping customers  Scale of operations facilitates active participation in secondary market activities to create railcar investment vehicles and asset management services for institutional investors  Strong performance of the Leasing Group reflects solid railcar market fundamentals including a high level of utilization at 98.5% as of September 2015  Sales of leased railcars from our portfolio to institutional investors generated $186.5 million in Operating Profit during LTM 09/15  Extended strategic railcar alliance with Element Financial Corporation through 2019  Backlog of railcars dedicated to lease fleet totaled $1.8 billion at September 2015 and underscores the expected continued growth in our railcar lease fleet platform Leasing Operating Revenues and Profit (Excludes Car Sales)(3) All Footnotes throughout the presentation are listed on Slide 23. Growth in Trinity’s Lease Fleet since 2000 (1) (2)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 18 Inland Barge Group Business Conditions/Demand Outlook Market Positioning Current Performance Inland Barge Group Revenues and OP Margin  Leading manufacturer of inland barges and fiberglass barge covers in the United States  Multiple barge manufacturing facilities on inland waterways enable rapid delivery  Operating flexibility is a key differentiator  Barge transportation has a cost advantage in high-cost fuel environments  Revenues up 10% in LTM 09/15 vs. LTM 09/14 as a result of higher delivery volumes of hopper barges.  Profitability continues to be strong compared to historical averages for this business - Operating Profit margin was 18.1% during LTM 09/15  Investments made over the past decade have increased the Barge segment’s production efficiencies and positioned the business to respond effectively as market demand changes  Steady inquiry levels for hopper barges serving replacement needs in the agricultural market; less demand for barges that carry liquid cargo due to large number of tank barges ordered over last few years  Replacement demand driver (as of 12/31/14):(4)  3,357 out of 17,900 hopper barges, or approximately 19%, are greater than 20 years old  933 out of 3,512 tank barges, or approximately 27%, are greater than 20 years old  Over the past 10 years, the number of barges scrapped is approximately equivalent to the number of barges delivered All Footnotes throughout the presentation are listed on Slide 23. ($mm) (2) (3)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 19 Construction Products Group Business Conditions/Demand Outlook Market Positioning Current Performance Construction Products Group Revenues and OP Margin (1)  Leading U.S. manufacturer of highway guardrail, crash cushions, and other protective barriers  Leading producer and distributor of lightweight and natural aggregates in the western and southwestern United States  Revenues and Operating Profit decreased 3.3% and 32.6% respectively LTM 09/15 vs. LTM 09/14 as a result of lower volumes in the highway products business, partially offset by higher acquisition related volumes in our Aggregates business  Portfolio repositioning activities since 2011 include the completion of several acquisitions, including the addition of three lightweight aggregates facilities in the first quarter of 2015 and the divestitures of the galvanizing business in June 2015 and the concrete business in 2013  Challenging highway market conditions have negatively impacted performance during LTM 09/15  Diversified exposure to commercial, residential, industrial, and highway markets  Demand tied to the North American infrastructure build out and federal funding All Footnotes throughout the presentation are listed on Slide 23. ($mm) (2)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 20 Energy Equipment Group Business Conditions/Demand Outlook Market Positioning Current Performance Energy Equipment Group Revenues and OP Margin  Leading manufacturer of wind towers, steel utility structures, storage and distribution containers and tank heads for pressure and non-pressure vessels, and cryogenic transportation equipment used to store and transport liquefied gases in North America  Low-cost manufacturer with principal storage container production in prime energy market locations  During 2014, Trinity acquired the assets of Meyer Steel Structures for approximately $596 million in cash and has substantially completed its integration with Trinity’s utility structures business. The combined operation is now Trinity Meyer Utility Structures, LLC, a leading provider in North America of steel utility structures for electricity transmission Wind Towers:  Backlog of $424 million as of 09/30/15 provides a stable level of production that leads to high efficiencies Tank Storage Containers and Other:  Acquired WesMor Cryogenics and Alloy Custom Products in Q1 2014 to broaden our presence in the cryogenics container market, a market we have identified as a potential longer-term opportunity  Acquired Platinum Energy Services in Q1 2014 to expand our product portfolio to include energy related equipment used at the well-site and in midstream locations  Demand for our storage and distribution containers and tank heads businesses is being driven by increased chemical and petrochemical production  The current market for utility structures is competitive. However, long-term demand fundamentals remain positive due to expected future growth in investment spending  Recent order for $184 million in Q2 2015 of wind towers; market currently supported by PTC driven wind farm installations; order backlog extends through 2016. ($mm)

A Premiere Diversified Industrial Company Trinity Industries, Inc. 21 Reconciliation of EBITDA (1) (in millions) “EBITDA” is defined as income (loss) from continuing operations plus interest expense, income taxes, and depreciation and amortization including goodwill impairment charges. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of our operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA measure presented in this presentation may not always be comparable to similarly titled measures by other companies due to differences in the components of the calculation. (1) EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business (2) Includes results of operations related to TRIP starting January 1, 2010 (2) 2008 2009 2010 2011 2012 2013 2014 LTM 09/15 Income (loss) from continuing operations $266.8 ($140.8) $69.4 $146.8 $251.9 $386.1 $709.3 $768.4 Add: Interest expense 109.4 123.1 182.1 185.3 194.7 187.3 193.4 200.8 Provision/(Benefit) for income taxes 163.5 (11.5) 37.3 92.2 134.0 204.4 354.8 396.0 Depreciati n & amortization expense 126.8 147.1 180.9 187.7 193.7 211.5 244.6 271.0 Goodwill impairment - 325.0 - - - - - - Earnings from continuing operations before interest expense, income taxes, and depreciation and amortization expense $666.5 $442.9 $469.7 $612.0 $774.3 $989.3 $1,502.1 $1,636.2

A Premiere Diversified Industrial Company Trinity Industries, Inc. 22 Reconciliation of PBT Margin – Railcar Leasing and Management Services Group (in millions except for PBT Margin) 2008 2009 2010 2011 2012 2013 2014 LTM 09/15 From Leasing Operations: Revenue 314$ 329$ 461$ 493$ 529$ 587$ 632$ 684$ Ope ating Profit 124$ 129$ 200$ 225$ 243$ 267$ 288$ 329$ Less: Interest Expense (67) (80) (139) (161) (174) (157) (153) (146) Profit Before Tax (PBT) 57$ 48$ 62$ 64$ 68$ 110$ 135$ 183$ PBT Margin 18% 15% 13% 13% 13% 19% 21% 27%

A Premiere Diversified Industrial Company Trinity Industries, Inc. Slide 4 (1) Intersegment Revenues are eliminated and Leasing Revenues include revenues related to TRIP Holdings beginning in FY 2010; CPG Revenues for prior years have also been adjusted as a result of the divestiture of its Concrete business in March 2013 (2) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) Slide 7 (1) Operating Profit Excludes All Other, Corporate and is reduced by Leasing Interest Expense of $7 million in FY 2000 and $146 million in LTM 09/15 (2) Rail percentage represents Operating Profit less all Intersegment Company Eliminations; Leasing percentage represents Operating Profit less Leasing Interest Expense (3) FY 2009 EPS excludes a $325 million pretax Goodwill impairment amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) Slide 12 (1) Excludes unamortized discount (2) Leasing railcar equipment has a net book value of $5.0 billion, excluding deferred profit and including partially-owned subsidiaries Slide 13 (1) Relative to LTM 09/15 vs. LTM 09/14, all numbers on a Continuing Operations basis except for EPS, which reflects Total Company EPS (2) Operating Profit includes Leasing Interest Expense (3) EPS is for Total Company, including Discontinued Operations (4) Excludes $325mm pre-tax impact of impairment of Goodwill amounting to $1.57 per share; reported FY 2009 EPS was $(0.91) (5) Beginning in FY 2010, TRIP Holdings Revenues and Operating Profit were consolidated with the Leasing Group (6) See Note in Appendix pg. 21 for Reconciliation of EBITDA; EBITDA for previous years has been adjusted as a result of the divestiture of the Company’s Concrete business Slide 16 (1) Before eliminations for Intersegment Sales to Leasing and Intercompany Profit (2) Excludes $325mm pretax charge for impairment of Goodwill; reported FY 2009 operating loss margin was 39.8% (3) Sources: Historical data as reported per the Railway Supply Institute. 2015-2019 projections are an average of estimates provided by Global Insight (09/15) and Economic Planning Associates, Inc. (07/15) and are provided as a point of reference (4) Source: Industry total as reported per the Railway Supply Institute’s American Railway Car Institute Committee (ARCI) Slide 17 (1) Includes TRIP Holdings starting in 2007 (2) Includes Partially-Owned Subsidiaries (3) Operations Margin calculated using only revenues and profit from Leasing Operations including Partially Owned Subsidiaries and excludes Car Sales; PBT Margin calculated using Operating Profit from Leasing Operations less Leasing Interest Expense Slide 18 (1) OP Margin excludes a $5.1mm net gain due to flood-related insurance settlements; reported OP margin 16.3% (2) OP Margin excludes a $15.5 mm net gain due to flood-related insurance settlements; reported OP margin 19.4% (3) OP Margin excludes a $3.8 mm net gain due to flood-related insurance settlements and the sale of leased barges; reported OP margin 18.5% (4) Informa Economics (03/2015) Slide 19 (1) Revenues and OP Margin in prior years have been adjusted as a result of the divestiture of the Concrete business in March 2013 (2) Acquired Quixote Corporation in February 2010 which increased Highway Products revenue by 31% during 2010. 23 Footnotes